UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2006

DIGITAL ANGEL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

1-15177

52-1233960

(State of other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

490 Villaume Avenue, South St. Paul, MN 55075
(Address of Principal Executive Offices) (Zip Code)

(Registrant’s telephone number, including area code)    (651) 455-1621

Not applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                          Entry into a Material Definitive Agreement

 On June 1, 2006, Digital Angel Corporation’s (“the Company”) wholly-owned subsidiary Daploma International A/S (“Daploma”) amended its credit facility with Danske Bank A/S . The amendment to the credit facility increased the borrowing availability from DKK 11,000,000 ($1,892,000 USD at June 1, 2006) to DKK 17,000,000 ($2,924,000 at June 1, 2006). In connection with the amendment, the Company executed a Letter of Support which confirms that the Company shall maintain its holding of 100% of the share capital of Daploma, and that the Company shall neither sell, nor pledge, nor in any other way dispose of any part of  Daploma or otherwise reduce its influence on Daploma without the prior consent of Danske Bank A/S.

Moreover, the Company confirms that it shall continuously review the status of Daploma, which it is the Company’s policy to support financially, and the Company shall use its influence to ensure that Daploma at any time is in a position to fulfil any and all obligations towards Danske Bank A/S with respect to the credit facility, and that the Company shall provide Daploma with sufficient funding to ensure that Danske Bank A/S will at no time suffer any loss in connection with the credit facility. If the Company does not fulfil its obligations under the Letter of Support, the Company is obligated to compensate Danske Bank A/S for any loss, which it may suffer in such event.

Item 5.02.                                          Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

 By letter dated May 30, 2006, James G. Naro informed the Company of his intention to resign as the Company’s Vice President, General Counsel and Secretary, effective as of the close of business on June 9, 2006 to pursue other opportunities. Mr. Naro’s separation from the Company is amicable and does not result in any material obligations for the Company.

Item 9.01.                                          Financial Statements and Exhibits

(a)                      Financial statements of businesses acquired-Not Applicable

(b)                     Pro forma financial information-Not Applicable

(c)                      Exhibits

Exhibit No. 10.1                     Amended Credit Facility between Danske Bank and Daploma International A/S dated June 1, 2006.

Exhibit No. 10.2                     Letter of Support

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 2, 2006

/s/ James P. Santelli
Digital Angel Corporation
James P. Santelli
Senior Vice President and Chief Financial Officer